Rule 497(e)
                                      Registration Nos. 333-168727 and 811-22452


                            FIRST TRUST SERIES FUND

           FIRST TRUST PREFERRED SECURITIES AND INCOME FUND AND FIRST
                     TRUST/CONFLUENCE SMALL CAP VALUE FUND
                  (EACH A "FUND" AND COLLECTIVELY THE "FUNDS")

                         SUPPLEMENT DATED MAY 24, 2013
 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2013,
                  AS PREVIOUSLY SUPPLEMENTED ON MARCH 18, 2013

      1. Notwithstanding anything to the contrary in the prospectus, the section entitled "Share Classes - Class R3 Shares" in the prospectus is replaced in its entirety with the following:

      You can purchase Class R3 shares at the offering price, which is the net asset value per share without any up-front sales charge. Class R3 shares are subject to annual distribution and service fees of 0.50% of each Fund's average daily net assets attributable to Class R3 shares. The annual 0.25% service fee compensates your financial advisor for providing ongoing service to you. The annual 0.25% distribution fee compensates FTP for paying your financial advisor an ongoing sales commission as well as an advance of the first year's service and distribution fees. Class R3 shares are available for purchase by certain qualified retirement plans that have an agreement with FTP to utilize Class R3 shares in certain investment products or programs, as well as traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs and simple IRAs. See the SAI for more information.

      2. Notwithstanding anything to the contrary in the statement of additional information, the second paragraph of the section entitled "Purchase and Redemption of Fund Shares - Class R3 Shares" in the statement of additional information is replaced in its entirety with the following:

      Class R3 Shares are only available for purchase by certain retirement plans that have an agreement with FTP to utilize R3 Shares in certain investment products or programs (collectively, "Retirement Plans"). Eligible retirement plans include, but are not limited to, 401(k) plans, 457 plans, employer-sponsored and individual 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and health care benefit funding plans. In addition, Class R3 Shares are available to retirement plans where Class R3 Shares are held on the books of the applicable Fund through omnibus accounts (either at the retirement plan level or at the level of the retirement plan's financial intermediary). Class R3 Shares are also available to traditional and Roth IRAs, Coverdell Education Saving Accounts, SEPs, SAR-SEPs and simple IRAs.

      3. Notwithstanding anything to the contrary in the statement of additional information, the second sentence in the fourth paragraph of the section entitled "Purchase and Redemption of Fund Shares - Frequent Trading Policy - 3. Enforcement" in the statement of additional information is deleted in its entirety.

    PLEASE KEEP THIS WITH YOUR FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL
                        INFORMATION FOR FUTURE REFERENCE